Capital stock and capital risk management - Summary of financial leverage ratios (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial Leverage Ratio [Abstract]
Total borrowings and lease liabilities	$ 1,544,227	$ 686,523
Less: Cash, bank balances and other short-term investments	(764,307)	(213,253)
Net debt	779,920	473,270
Total equity	$ 1,621,213	$ 1,247,015	$ 844,060	$ 565,259
Leverage ratio	48.11%	37.95%